UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
______________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 7, 2020
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MOHAWK INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)
______________________________________

Delaware	01-13697	52-1604305
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 South Industrial Blvd.
Calhoun, Georgia 30701
(Address of principal executive offices) (Zip Code)

(706) 629-7721
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act CFR 240.17R 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Securities Registered Pursuant to Section 12(b) of the the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $.01 par value	MHK	New York Stock Exchange
Floating Rate Notes due 2020		New York Stock Exchange
Floating Rate Notes due 2021		New York Stock Exchange
2.000% Senior Notes due 2022		New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

On April 7, 2020, Mohawk Industries, Inc. (the “Company”) entered into a Credit Agreement that provides for a $500,000,000 delayed draw term loan facility, as further described below. The Company continues to maintain a strong balance sheet with cash and available borrowing capacity of $1.1 billion in the aggregate under its existing financing arrangements. The Company’s management determined it to be in the best interest of the Company to bolster its liquidity with the term loan as an additional protective measure during the current COVID-19 pandemic.

The Credit Agreement, effective April 7, 2020, was entered into by and among the Company, as borrower, certain of its domestic subsidiaries, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto (the “Credit Agreement”). The Credit Agreement provides for a delayed draw term loan facility of $500,000,000 (the “Term Loan Facility”). The Term Loan Facility may be borrowed in up to three advances on any business day on or before May 7, 2020, and the proceeds of the Term Loan Facility may be used for funding working capital and general corporate purposes of the Company. The principal amount of the Term Loan Facility must be repaid in a single installment on the maturity date on April 6, 2021. The Company may prepay all or a portion of the Term Loan Facility from time to time, at par plus accrued and unpaid interest.

At the Company’s election, the term loan under the Term Loan Facility bears interest at an annual rate equal to either (a) LIBOR for 1, 2, 3 or 6 month periods, as selected by the Company, plus an applicable margin ranging between 1.50% and 2.50%, or (b) the higher of the Wells Fargo Bank, National Association prime rate, the Federal Funds rate plus 0.5%, and a monthly LIBOR rate plus 1.0%, plus an applicable margin ranging between 0.50% and 1.50%. The Company also pays a commitment fee to the Lenders under the Term Loan Facility on the average amount by which the aggregate commitments of the Lenders’ exceed utilization of the Term Loan Facility ranging from 0.125% to 0.250% per annum. The applicable margins and the commitment fee are determined based on whichever of the Company’s Consolidated Net Leverage Ratio or its senior unsecured debt rating (or if not available, corporate family rating) results in the lower applicable margins and commitment fee (with applicable margins and the commitment fee increasing as that ratio increases or those ratings decline, as applicable).

The obligations of the Company and its subsidiaries in respect of the Term Loan Facility are unsecured.

All obligations of the Company under the Term Loan Facility are guaranteed by the domestic subsidiary guarantors party to the Term Loan Facility.

The Term Loan Facility includes certain affirmative and negative covenants that impose restrictions on the Company’s financial and business operations, including limitations on liens, subsidiary indebtedness, fundamental changes, asset dispositions, dividends and other similar restricted payments, transactions with affiliates, future negative pledges, and changes in the nature of the Company’s business. Many of these limitations are subject to numerous exceptions. The Company is also required to maintain a Consolidated Interest Coverage Ratio of at least 3.0 to 1.0 and a Consolidated Net Leverage Ratio of no more than 3.75 to 1.0 (subject to temporary increases to 4.0 to 1.0 following a specified acquisition), each as of the last day of any fiscal quarter.

The Term Loan Facility also contains customary representations and warranties.

The Term Loan Facility contains events of default customary for this type of financing, including a cross default and cross acceleration provision to certain other material indebtedness of the Company. Upon the occurrence of an event of default, the outstanding obligations under the Term Loan Facility may be accelerated and become due and payable immediately. In addition, if certain change of control events occur with respect to the Company, the Company is required to repay the loans outstanding under the Term Loan Facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached as Exhibit 10.1 to this Current Report on Form
8-K and is incorporated herein by reference.

In addition, on April 7, 2020, the Company entered into that certain First Amendment to Second Amended and Restated Credit Agreement (the “Revolver Amendment”), which amends that certain Second Amended and Restated Credit Agreement, by and among the Company and certain of its subsidiaries, as borrowers, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and an L/C issuer, and the other lenders party thereto (as amended by the Revolver Amendment, the “Revolving Facility”). The modifications affected by the Revolver Amendment included (but were not limited to) revising the negative covenants contained in the Revolving Facility to provide the same flexibility as the negative covenants in the Term Loan Facility.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Revolver Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described under Item 1.01 above “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

The documents included as exhibits to this Current Report on Form 8-K are filed solely to provide information about their terms, are not intended to provide any factual or other information about the Company or the other parties to the agreements, and should not be relied upon by investors for any other purpose.

(d) Exhibits.

10.1
Credit Agreement, dated as of April 7, 2020, by and among the Company, as borrower, certain of its domestic subsidiaries, as guarantors, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

10.2
First Amendment to Second Amended and Restated Credit Agreement, dated as of April 7, 2020, by and among the Company and certain of its subsidiaries, as borrowers, Wells Fargo Bank, National Association, as administrative agent, swing line lender, and an L/C issuer, and the other lenders party thereto.

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mohawk Industries, Inc.

	By:	/s/ R. David Patton
R. David Patton
Date: April 13, 2020		Vice President - Business Strategy and General Counsel